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                                                                   Exhibit 10.11

         FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT

     THIS FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT (the "AMENDMENT"), dated as of January 22, 2001, is among LENNOX INTERNATIONAL INC., a Delaware corporation (the "BORROWER"), each of the lenders listed as a lender or a terminating lender on the signatures pages hereto (individually, an "EXISTING LENDER" and, collectively, the "EXISTING LENDERS"), THE CHASE MANHATTAN BANK, as successor in interest by merger to Chase Bank of Texas, National Association, as administrative agent for the Existing Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), WACHOVIA BANK, N.A., a national banking association, as syndication agent (in such capacity, the "SYNDICATION AGENT" and together with the Administrative Agent, herein the "AGENTS") and THE BANK OF NOVA SCOTIA, as documentation agent.


                                    RECITALS:

     A. The Borrower, the Agents and the Existing Lenders have entered into that certain 364 Day Revolving Credit Facility Agreement dated as of January 25, 2000 (the "CREDIT AGREEMENT").

     B. The Borrower has requested that the Credit Agreement be amended to extend the Maturity Date and modify the Consolidated Net Income definition and the Consolidated Indebtedness to Adjusted EBITDA covenant. In connection with such request, Bank of America, N.A., Bank of Texas, N.A., Bank One, Texas, N.A. and SunTrust Bank (individually a "TERMINATING LENDER" and collectively the "TERMINATING LENDERS") desire to terminate their respective Commitments and the other Existing Lenders (such other Existing Lenders herein collectively the "LENDERS" and individually a " LENDER") have requested that the aggregate amount of the remaining Commitments be reduced and reallocated.

     C. In connection with the forgoing, the Borrower, the Existing Lenders and the Agents desire to enter into this Amendment and amend the Credit Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of January 23, 2001:


                                    ARTICLE 1

                                   DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment and defined in the Credit Agreement, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.


                                    ARTICLE 2

                                   AMENDMENTS

     Section 2.1 AMENDMENT TO REFERENCES TO "CHASE BANK OF TEXAS, NATIONAL ASSOCIATION" AND TO THE "LENDERS". All references to Chase Bank of Texas, National Association in the Credit Agreement are amended to read "The Chase Manhattan Bank, successor in interest by merger to Chase Bank of Texas, National Association". All references to the "Lenders" or any "Lender" in the Credit Agreement are amended to exclude the Terminating Lenders and each of the Terminating Lenders agree that after the effectiveness of this Amendment, no Terminating Lender shall be a party to the Credit Agreement and, as

FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT, Page 1
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a result, the Credit Agreement may be amended without the consent or agreement of any Terminating Lender.

     Section 2.2 AMENDMENT TO SECTION 1.01. Each of the following definitions in
SECTION 1.01 of the Credit Agreement are amended in their respective entireties as follows:

          "CONSOLIDATED NET INCOME" shall mean, for any period, the net income (or net loss) of the Borrower and its Restricted Subsidiaries for such period, determined in accordance with GAAP, excluding:

          (a) the proceeds of any life insurance policy;

          (b) any gain arising from (1) the sale or other disposition of any assets (other than current assets) to the extent that the aggregate amount of gains exceeds the aggregate amount of losses from the sale, abandonment or other disposition of assets (other than current assets and other than the losses excluded from Consolidated Net Income under clause (f) below),
     (2) any write-up of assets, or (3) the acquisition by the Borrower or any Restricted Subsidiary of its outstanding securities constituting Indebtedness;

          (c) any amount representing the interest of the Borrower or any Restricted Subsidiary in the undistributed earnings of any other Person;

          (d) any earnings of any other Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or a Restricted Subsidiary and any earnings, prior to the date of acquisition, of any other Person acquired in any other manner;

          (e) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person;

          (f) any non-recurring loss arising from the sale or other disposition of any asset in 2001 but only to the extent that the aggregate amount of such losses is less than $25,000,000; and

          (g) any non-recurring restructuring charges recorded in 2001 but only to the extent that the aggregate amount of such restructuring charges is less than $25,000,000.

          "MATURITY DATE" shall mean January 21, 2002 or any later date then most recently established in accordance with Section 2.21 hereof.

     Section 2.3 AMENDMENT TO SECTION 5.15. Clause (b) in SECTION 5.15 of the Credit Agreement is amended in its entirety to read as follows:

          (b) CONSOLIDATED INDEBTEDNESS TO ADJUSTED EBITDA. As of the last day of each fiscal quarter during the periods described below, the Borrower shall not permit the ratio of Consolidated Indebtedness outstanding as of such day to the Adjusted EBITDA for the four (4) fiscal quarters then ended to exceed: (i) 3.00 to 1.00 at all times other than as described in the following clause (ii); or (ii) 3.25 to 1.00 for all fiscal quarters ending prior to September 30, 2001 if, and only if prior to any such fiscal quarter end Borrower shall have delivered to the Administrative Agent evidence satisfactory to it that the holders of the Indebtedness outstanding under the Senior Note Purchase Agreements

FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT, Page 2
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     and the holders of any other Indebtedness that have the benefit of a
     Consolidated Indebtedness to Adjusted EBITDA ratio the same or similar to this Section 5.15(b), shall have agreed to a maximum ratio not to exceed
     3.25 to 1.00 for all fiscal quarters ending prior to September 30, 2001.

     Section 2.4 AMENDMENT TO SECTION 8.04(B). Clause (ii) of clause (b) in
SECTION 8.04 of the Credit Agreement is amended in its entirety to read as follows:

          (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment and the amount of the Commitment retained by the assigning Lender (each determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the assigning Lender is assigning its entire Commitment or unless the assignment is to another Lender or to an Affiliate of a Lender,

     Section 2.5 AMENDMENT TO SCHEDULE 2.01; TERMINATION OF THE COMMITMENTS OF THE TERMINATING LENDERS. SCHEDULE 2.01 to the Credit Amendment, which specifies the Commitment of each Lender, is amended in its entirety to read as set forth on SCHEDULE 2.01 hereto. In accordance with the forgoing amendment to SCHEDULE 2.01, the Borrower, the Agent and the Existing Lenders agree that the Commitment of each Terminating Lender is hereby terminated and of no further force or effect.


                                    ARTICLE 3

                            ADVANCES AND ADJUSTMENTS

     Section 3.1 ADVANCES AND ADJUSTMENTS. As a result of the overall decrease in the aggregate amount of the Commitments, the reallocation of the Commitments and the termination of the Commitments of the Terminating Lenders, the Loans and the participations in Letters of Credit and Swingline Loans will not be held in proportion to the Commitments after giving effect to the terms of Article 2 of this Amendment. To remedy the foregoing, on January 23, 2001 but subject to the satisfaction of the conditions set forth in clauses (a) and (c) through (g) of
Section 4.1 of this Amendment: (A) the Lenders who have increased their Commitments or whose pro rata portion of the Loans have increased (as listed on SCHEDULE 3.1A attached hereto, the "ADVANCING LENDERS") will make advances, the proceeds of which shall be utilized to repay the Terminated Lenders and the Lenders who did not increase their Commitments or whose pro rata portion of the Loans decreased (as listed on SCHEDULE 3.1B attached hereto the "RECEIVING LENDERS"), with such borrowing and repayments to be in amounts sufficient so that after giving effect thereto, the Loans shall be held by the Lenders pro rata based on each Lender's Commitment as stated on SCHEDULE 2.01 attached hereto and the principal amount of the Loans owed to the Terminating Lenders shall be repaid in full on January 23, 2001 and (B) the participation interest in the outstanding Letters of Credit and Swingline Loans are hereby reallocated so that each Lender holds an undivided interest and participation in and to each Swingline Loan and in and to each outstanding Letter of Credit, the obligations of the Borrower in respect thereof, and the liability of the Issuing Bank therein in the proportion that such Lender's Commitment bears to the aggregate amount of all of the Commitments as stated on SCHEDULE 2.01 attached hereto. Each such advance made by an Advancing Lender shall be deemed a Eurodollar Advance and shall be deemed made under the Commitments and be deemed a Loan.

FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT, Page 3
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                                    ARTICLE 4

                                   CONDITIONS

     Section 4.1 CONDITIONS. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent on or before the January 23, 2001 (the "CLOSING DATE"):

     (a) BORROWER REPAYMENT. The Borrower shall have paid to the Administrative Agent all unpaid interest and fees owed to the Terminating Lenders as of the Closing Date;

     (b) REPAYMENT OF TERMINATING LENDERS. Each of the Terminating Lenders shall have received the repayment in full of all outstanding principal, all accrued and unpaid interest and fees and all other outstanding amount then due, in each case which are owed to it as of the Closing Date;

     (c) CONTINUED EFFECT OF REPRESENTATIONS AND WARRANTIES. As of the Closing Date, all representations and warranties contained in the Loan Documents (as amended hereby) shall be true, correct, and complete in all material respects except for representations specifically relating to a prior date;

     (d) ABSENCE OF DEFAULT. No Default shall have occurred and be continuing;

     (e) CORPORATE PROCEEDINGS. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent and its legal counsel;

     (f) FEES AND EXPENSES. Payment or reimbursement to the Existing Lenders, the Agents and the Arranger of all outstanding expenses, fees and other costs incurred by, or due to, the Existing Lenders, the Agents and the Arranger for which such entity has presented an invoice to the Borrower prior to the Closing Date; and

     (G) ADDITIONAL INFORMATION. The Administrative Agent shall have received such additional agreements, certificates, documents, instruments and information as the Administrative Agent or its legal counsel may request to effect the transactions contemplated hereby.


                                   ARTICLE 5

                                 MISCELLANEOUS

     Section 5.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agents and the Lenders agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     Section 5.2 FEES AND EXPENSES. In accordance with the terms of Section 8.05 of the Credit Agreement, Borrower agrees to pay all costs and expenses incurred by either Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of legal counsel.

FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT, Page 4
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     Section 5.3 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 5.4 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Agents, the Existing Lenders and the Borrower and their respective successors and assigns.

     Section 5.5 COUNTERPARTS. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 5.6 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.7 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSION OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                         BORROWER:

                         LENNOX INTERNATIONAL INC.


                         By: /s/SCOTT E. MESSEL
                             ------------------
                             Scott E. Messel, Vice President and Treasurer

                         AGENTS:

                         THE CHASE MANHATTAN BANK, as successor in interest by merger to Chase Bank of Texas, National Association, individually as a Lender, the Issuing Bank and the Swingline Lender and as Administrative Agent

                         By: /s/ ALLEN KING
                             --------------
                             Allen King
                             Vice President

FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT, Page 5
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                         WACHOVIA BANK, N.A.,
                         individually as a Lender and as syndication agent


                         By: /s/ BRAD WATKINS
                             ----------------
                             Name: Brad Watkins
                             Title: Vice President

                         THE BANK OF NOVA SCOTIA,
                         individually as a Lender and as documentation agent


                         By: /s/ F.C.H. ASHBY
                             ----------------
                             Name: F.C.H. Ashby
                             Title: Senior Manager, Loan Operations

                         OTHER LENDERS:

                         ABN AMRO BANK, N.V.


                         By: /s/ ELIZABETH H. HURST
                             ----------------------
                             Name: Elizabeth H. Hurst
                             Title: Group Vice President

                         By: /s/ C. DAVID ALLMAN
                             -------------------
                             Name: C. David Allman
                             Title: Assistant Vice President

                         FIRST UNION NATIONAL BANK


                         By:
                            ----------------------------
                            Name:
                                 -----------------------
                            Title:
                                  ----------------------


                         Firstar Bank N.A. (formerly Mercantile Bank
                         National Association)


                         By: /s/ GREGORY L. DRYDEN
                             ---------------------
                             Gregory L. Dryden, Vice President

                         ROYAL BANK OF CANADA


                         By: /s/ N.G. MILLAR
                             ---------------
                             Name: N.G. Millar
                             Title: Senior Manager

FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT, Page 6
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                         THE BANK OF NEW YORK


                         By: /s/ DAVID SUNDERWIRTH
                             ---------------------
                             Name: David Sunderwirth
                             Title: Vice President

                         THE BANK OF TOKYO-MITSUBISHI, LTD.


                         By: /s/ IVY BELL
                             ------------
                             Name: D. Barnell
                             Title: Vice President

                         By: /s/ JOHN M. MEARNS
                             ------------------
                             Name: John M. Mearns
                             Title: VP and Manager

                         THE NORTHERN TRUST COMPANY


                         By: /s/ JARON GRIMM
                             ---------------
                             Name: Jaron Grimm
                             Title: Vice President

                         UBS AG, Stamford Branch


                         By: /s/ WILFRED V. SAINT
                             --------------------
                             Name: Wilfred V. Saint
                             Title: Associate Director
                                    Banking Products Services, US

                         By: /s/ THOMAS R. SALZANE
                             ---------------------
                             Name: Thomas R. Salzane
                             Title: Director
                                    Banking Products Services, US

                         TERMINATING LENDERS:

                         BANK OF AMERICA, N.A.


                         By: /s/ BIANCA HEMMEN
                             -----------------
                             Name: Bianca Hemmen
                             Title: Managing Director

FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT, Page 7
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                         BANK OF TEXAS, N.A.


                         By: /s/ DAVID BROUSSARD, JR.
                             ------------------------
                             Name: David Broussard, Jr.
                             Title: Sr. Vice President

                         BANK ONE, TEXAS, N.A.


                         By: /s/ KEVEN D. SMITH
                             ------------------
                             Name: Keven D. Smith
                             Title: Vice President

                         SUNTRUST BANK


                         By: /s/ FRANK A. COE
                             ----------------
                             Name: Frank A. Coe
                             Title: Vice President

FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT, Page 8
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                                  SCHEDULE 2.01



LENDER NAME                             COMMITMENT            TITLE
----------------------------------------------------------------------------
The Chase Manhattan Bank               $ 22,000,000     Administrative Agent
Wachovia Bank, N.A                     $ 21,000,000     Syndication Agent
The Bank of Nova Scotia                $ 15,000,000     Documentation Agent
The Northern Trust Company             $  6,000,000     Managing Agent
Royal Bank of Canada                   $ 16,000,000     Managing Agent
Bank of Tokoyo - Mitsubishi,           $  5,000,000     Co-Agent
Ltd.
ABN AMRO Bank, N.V                     $ 12,500,000     Co-Agent
UBS AG, Stamford Branch                $ 25,000,000     Co-Agent
First Union National Bank              $ 20,000,000     Participant
The Bank of New York                   $  5,000,000     Participant
Firstar Bank N.A                       $ 15,000,000     Participant
                                       ------------

     TOTAL                             $162,500,000

SCHEDULE 2.01 TO FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT,
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                                  SCHEDULE 3.1A

                                ADVANCING LENDERS



                            The Chase Manhattan Bank

                               Wachovia Bank, N.A.

                             The Bank of Nova Scotia

                           The Northern Trust Company

                              Royal Bank of Canada

                        Bank of Tokoyo - Mitsubishi, Ltd.

                             UBS AG, Stamford Branch

                                Firstar Bank N.A.

SCHEDULE 3.1A TO FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT,
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                                  SCHEDULE 3.1B

                                RECEIVING LENDERS



                               ABN AMRO Bank, N.V.
                              The Bank of New York
                            First Union National Bank
                                  SunTrust Bank
                              Bank One, Texas, N.A.
                              Bank of America, N.A.
                               Bank of Texas, N.A.

SCHEDULE 2.1B TO FIRST AMENDMENT TO 364 DAY REVOLVING CREDIT FACILITY AGREEMENT,
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